Putnam
Tax-Free
Health Care
Fund

SEMIANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, an independent mutual fund rating agency, gave Putnam Tax-Free Health Care Fund 5 out of 5 stars for overall performance as of December 31, 1997 (based on the fund's average annual returns for the 3-and 5-year periods). This rating put the fund among 10% of the 197 closed-end municipal funds rated.*

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

17 Financial statements

22 Results of December 4, 1997 shareholder meeting

* Morningstar ratings reflect risk-adjusted performance through 12/31/97 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3- and 5-year performance, the fund received 5 stars. There were 197 and 136 municipal funds rated, respectively, 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the middle 35% receive 3 stars; the next 22.5% receive 2 stars; and the bottom 10% receive 1 star. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to the first half of Putnam Tax-Free Health Care Fund's fiscal year. In the five months prior to that flare-up, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Triet Nguyen had pursued a slightly defensive policy in managing the fund. As the year unfolded, however, he concluded that a somewhat more dynamic strategy was in order and began adjusting the portfolio accordingly.

In the report that follows, Triet provides the specifics of his strategic shift as well as details about the fiscal year's first half. Then he offers some insights into what he believes is in store for the rest of the period.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Triet M. Nguyen

In managing Putnam Tax-Free Health Care Fund, we believe our most important goal is to deliver the best risk-adjusted returns possible. We would rather sacrifice some upside appreciation potential in rising markets in order to outperform our competition in downtrends. Over the long term, this approach has enabled us to produce superior long-term results and the six months ended November 30, 1997, were no exception. The fund outperformed its competitive index, the Lehman Brothers Municipal Bond Index, delivering a total return of 5.81% at net asset value (6.31% at market price) versus the index's 5.40%. It also maintained a five-star rating from Morningstar (details on page 2).

* SEEKING CONSISTENT RETURNS IN HIGH-RISK MARKET

We attribute the fund's outperformance and high rating to the fact that it takes a relatively conservative approach to investing in a high risk/reward sector of the municipal bond market. Sector funds are rightly regarded as higher risk because they concentrate on a specific market area. While the health-care sector of the municipal bond market is regarded as higher risk than other sectors, it offers the potential for higher returns because for the past several years, health-care providers have been under pressure from both the insurance industry and government agencies to cut costs.

Although demand for health-care services is virtually recession- proof, costs are influenced by inflation; new technologies are expensive and quality expectations are high. It is a difficult market in which to make a consistent profit, so municipal health-care securities generally receive lower credit ratings than those of other tax-exempt sectors. This is a market in which painstaking research and analysis are essential -- and in which Putnam's abilities in both areas have been able to add value for shareholders.

* HEALTH-CARE TRENDS AT CROSSROADS

In recent years, the health-care sector has benefited from mergers and acquisitions, helping to make the sector one of the tax-free market's top performers. While some investors tried to predict which hospitals would be the most likely takeover candidates by large, for-profit companies like Columbia Medical, your fund pursued a more conservative route, continuing to seek out the facilities we believed to be the best run and most efficient. As it happened, the best run nonprofits often found themselves high on the list for takeovers.

One byproduct of the pressure to cut costs, however, has been mounting public concern about the quality of medical-care services. Organizations like Columbia have found themselves strongly criticized in the media and are reversing themselves, divesting hospitals they recently purchased. The dynamics of the past few years have changed.

Since your fund never relied on acquisitions, the shift toward divestiture leaves our strategy unaffected. There also seems to continue to be a shortage in the supply of hospital bonds, so any retrenchment in this sector is unlikely to be dramatic.

* INVESTMENT FLEXIBILITY CAN BENEFIT LONG-TERM PERFORMANCE

Recently we have added some other types of credits to the fund's portfolio. At the end of the period, nearly 20% of net assets were invested in non hospital health-care bonds. Examples include long-term care providers, such as nursing homes. Right now even higher-quality nursing home issues offer attractive yields but they have not had an extensive following among investors. Painstaking research, including on-site visits from our analysts, is particularly important in helping us identify the best opportunities in this area.

[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW*]

PORTFOLIO QUALITY OVERVIEW*

Aaa                        40.8%

Aa                          2.3%

A                           4.9%

Baa                        18.3%

Ba                         27.8%

B                           5.3%

VMIGI                       0.6%

Footnote reads:
*As a percentage of market value as of 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Narrowing yield spreads between lower- and higher-rated issues are now at the point at which we believe current market rates on lower-rated issues do not compensate investors for the additional credit risk. Consequently, we have shifted some assets to higher rated tax-free bonds. Over the long term, however, we expect yield spreads in the high-grade versus the low-grade sector to widen somewhat, reverting to historical norms.

Recently your fund's Trustees approved a shift in policy that will allow us to purchase what are known as distressed securities. These include bonds in default or bonds issued by facilities that are in the midst of restructuring or rebuilding programs. Professional bond rating agencies like Moody's Investor Services may rate these securities between B and Baa or even as low as C. They generally trade in the over-the-counter (OTC) market, in which less well-publicized, lesser-known issues are traded, and the intensive research we are able to provide is most important. Over full market cycles, this extra investment flexibility may prove valuable.

* MARKET OUTLOOK

Much of the first half of the fund's fiscal year has been characterized by an ongoing tug of war between high economic growth (negative for the bond market) and favorable low inflation news (positive for the bond market). Late in October, the Pacific Rim crisis and the upheaval in the worldwide equity markets created ripple effects, most notably in the high-grade taxable bond markets.

Although the Pacific Rim crisis is still the focus of worldwide markets, U.S. economic growth remained robust, supported by such favorable labor conditions as low unemployment, which recently reached a low 4.6% nationwide. While the municipal markets seem to be settling down, there still may be periods of moderate volatility.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Cochise County (Arizona) Industrial Development
Revenue bonds

Orange County (California) Health Facilities Authority
Inverse floating bond

Bexar County (Texas) Health Facilities Development Corp.
Revenue bonds

New Jersey Health Care Facilities Financing Authority
(Kimball Medical Center)
Revenue bonds

San Francisco City and County Community International Airport
Inverse floating bond

Dickinson County (Michigan)
Hospital revenue bonds

Kansas City, Missouri, Industrial Development Authority
Health facilities revenue bonds

Massachusetts State Turnpike Authority
Revenue bonds

Michigan State Hospital Finance Authority
(Garden City Hospital)
Revenue bonds

Corona County (California)
Certificate of participation

Footnote reads:
These holdings represent 26.1% of the fund's net assets as of 11/30/97. Portfolio holdings will vary over time.

From a technical standpoint, the market for tax-free health-care securities is likely to continue to benefit from the fact that demand outstrips supply. However, we believe that between now and the next quarter the market may back up a little, which would favor a conservative portfolio with a short duration, such as your fund's.

We still believe there will be moderate upward pressure on interest rates over the long term. With a stable portfolio of high-yielding securities, a low turnover and ongoing research, we expect to reap benefits from investments we made as long as four or five years ago. Our focus on key strategies, such as reducing call risk and careful selection, especially among the lower quality credits, should continue to benefit shareholders in the second half of its fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.

TOTAL RETURN FOR PERIODS ENDED 11/30/97
                                                      Lehman
                                                     Brothers
                                          Market     Municipal      Consumer
                                NAV       price      Bond Index    Price Index
------------------------------------------------------------------------------
6 months                        5.81%      6.31%        5.40%         0.87%
------------------------------------------------------------------------------
1 year                          8.95      15.93         7.18          1.83
------------------------------------------------------------------------------
5 years                        51.39      48.98        42.06         13.73
Annual average                  8.65       8.30         7.27          2.61
------------------------------------------------------------------------------
Life of fund (6/29/92)         59.00      43.53        46.99         15.19
Annual average                  8.93       6.89         7.37          2.64
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)
                                                                      Market
                                                             NAV      price
------------------------------------------------------------------------------
6 months                                                    5.89%      7.72%
------------------------------------------------------------------------------
1 year                                                     10.36      16.35
------------------------------------------------------------------------------
5 years                                                    51.73      51.49
Annual average                                              8.70       8.66
------------------------------------------------------------------------------
Life of fund (6/29/92)                                     61.06      46.20
Annual average                                              9.03       7.14
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/97
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                              6
------------------------------------------------------------------------------
Income                                           $0.45
------------------------------------------------------------------------------
Capital gains1                                     --
------------------------------------------------------------------------------
   Total                                         $0.45
------------------------------------------------------------------------------
Share value (common shares):         NAV                 Market price
------------------------------------------------------------------------------
5/31/97                            $14.56                 $14.125
------------------------------------------------------------------------------
11/30/97                            14.94                  14.563
------------------------------------------------------------------------------
Current return (common shares):      NAV                 Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2               6.02%                   6.18%
------------------------------------------------------------------------------
Taxable equivalent3                  9.97                   10.23
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% combined federal rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
November 30, 1997 (Unaudited)

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FSA         -- Financial Security Assurance
IFB         -- Inverse Floating Rate Bonds
IF COP      -- Inverse Floating Rate Certificate of Participation
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.8%) *
PRINCIPAL AMOUNT                                                               RATING**                VALUE

Arizona (4.5%)
------------------------------------------------------------------------------------------------------------
$     6,420,000  Cochise Cnty., Indl. Dev. Rev. Bonds
                   (Sierra Vista Cmnty. Hosp.), Ser. B, 8 1/2s, 12/1/21        BBB-/P         $    7,318,800
      1,875,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                   Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                   B+/P                2,090,625
                                                                                              --------------
                                                                                                   9,409,425

California (15.5%)
------------------------------------------------------------------------------------------------------------
                 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                   Appn. Sub. Pub. Impt.), Ser. C
     17,000,000    FSA, zero %, 9/1/30                                         Aaa                 2,932,500
     17,000,000    FSA, zero %, 9/1/29                                         Aaa                 3,081,250
      1,940,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds (Merritt
                   Peralta Hosp.), Ser. A, 7 1/2s, 5/1/09                      Baa3                2,070,950
      4,000,000  Corona, COP (Vista Hosp. Syst., Inc.), Ser. C,
                   8 3/8s, 7/1/11                                              B/P                 4,480,000
      2,000,000  Metropolitan Wtr. Dist. Rev. Bonds, Ser. C, 5s, 7/1/27        Aa2                 1,925,000
     17,105,000  Riverside Cnty., Asset Leasing Corp. Leasehold
                   Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
                   zero %, 6/1/25                                              Aaa                 3,827,244
      3,000,000  San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin.),
                   MBIA, 8.710s, 8/1/28 (acquired 6/27/95,
                   cost $3,237,720) [DBL. DAGGERS]                             AAA/P               3,948,750
      4,750,000  San Francisco, City & Cnty. Cmnty. Intl. Arpts. IFB,
                   FGIC, 7.457s, 5/1/25 (acquired 1/3/96,
                   cost $5,354,105) [DBL. DAGGERS]                             AAA                 5,302,188
      4,145,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                       BB+/P               4,414,425
                                                                                              --------------
                                                                                                  31,982,307

Connecticut (3.8%)
------------------------------------------------------------------------------------------------------------
                 CT State Dev. Auth. 1st Mtge. Rev. Bonds
                   (Inter-Church Residences Inc.)
      3,500,000    9 5/8s, 4/1/21                                              Aaa                 4,182,500
      1,200,000    9 1/2s, 5/1/13                                              Aaa                 1,429,500
      2,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (Norwalk Health Care, Inc.), Ser. A, 8.7s, 7/1/22           BB-/P               2,262,500
                                                                                              --------------
                                                                                                   7,874,500

Florida (3.5%)
------------------------------------------------------------------------------------------------------------
      4,850,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C, MBIA,
                   8.695s, 10/29/21                                            Aaa                 5,826,063
      1,270,000  Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (JFK Med. Ctr. Inc.), 8 7/8s, 12/1/18                       AAA/P               1,355,484
                                                                                              --------------
                                                                                                   7,181,547

Georgia (1.1%)
------------------------------------------------------------------------------------------------------------
      2,000,000  GA Muni. Elec. Auth. Special Obligation Rev. Bonds
                   (Crossover Ser.), AMBAC, 6.4s, 1/1/13                       Aaa                 2,295,000

Illinois (1.9%)
------------------------------------------------------------------------------------------------------------
                 IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.)
      2,270,000    8 3/4s, 7/1/11                                              BB/P                2,525,375
      1,165,000    Prerefunded, 8 3/4s, 7/1/11                                 BB/P                1,347,031
                                                                                              --------------
                                                                                                   3,872,406

Kentucky (1.8%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.),
                   MBIA, 8.786s, 10/1/14                                       Aaa                 2,382,500
      1,375,000  Muhlenberg Cnty., Rev. Bonds (Muhlenberg Cmnty.
                   Hosp.), 9 1/2s, 8/1/10                                      AAA/P               1,450,969
                                                                                              --------------
                                                                                                   3,833,469

Maryland (1.5%)
------------------------------------------------------------------------------------------------------------
      2,815,000  Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                   8 3/8s, 6/1/22                                              BB-/P               3,012,050

Massachusetts (16.9%)
------------------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,225,000    (St. Joseph's Hosp.), Ser. C, 9 1/2s, 10/1/20               AAA/P               2,469,750
      3,300,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                   8 3/8s, 7/1/15                                              Baa3                3,580,500
      2,500,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                         Ba2                 2,583,775
      4,000,000    (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
                   8/15/24                                                     BB/P                4,400,000
      1,000,000    (Beth Israel Hosp.), 7 3/4s, 7/1/08                         A2                  1,041,880
      3,250,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Ba1                 3,416,563
      2,000,000    (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/07           A2                  2,210,000
      2,775,000    (Cooley Dickinson Hosp.), Ser. A, 7 1/8s, 11/15/18          AAA/P               3,180,844
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      3,500,000    (Sisters Providence Hlth. Syst), Ser. A,
                   6 5/8s, 11/15/22                                            Baa2                3,727,500
                 MA State Indl. Fin. Agcy. Rev. Bonds
        950,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                      BB-/P               1,012,938
      2,175,000    (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s, 7/1/11          Aaa                 2,359,875
      5,000,000  MA State Tpk. Auth. Rev. Bonds, Ser. A, MBIA,
                   5 1/8s, 1/1/23                                              Aaa                 4,912,500
                                                                                              --------------
                                                                                                  34,896,125

Michigan (10.9%)
------------------------------------------------------------------------------------------------------------
      4,500,000  Dickinson Cnty., Hosp. Rev. Bonds (Memorial
                   Hosp. Syst.), 8 1/8s, 11/1/24                               Ba1                 5,208,750
      1,500,000  MI State Hosp. Fin. Auth. Adj. Rate Rev. Bonds
                   (Detroit-Macomb Hosp. Corp.), Ser. A, 7.4s, 6/1/13          BB+                 1,506,585
                 MI State Hosp. Fin. Auth. Rev. Bonds
      4,130,000  (Garden City Hosp.), 8 1/2s, 9/1/17                           Ba3                 4,486,213
      1,750,000  (Sinai Hosp.), 6.7s, 1/1/26                                   A2                  1,929,375
      3,000,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                   Svcs. for Aging), 9.4s, 5/15/20                             Aaa                 3,393,750
      1,500,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23               Baa3                1,513,125
      1,350,000  Tawas City Hosp. Fin. Auth. Rev. Bonds
                   (St. Joseph's Hosp.), Ser. A, 8 1/2s, 3/15/12               BB+/P               1,387,692
      3,000,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                   (Canterbury Hlth. Care), 8 3/8s, 7/1/23                     B-/P                3,000,000
                                                                                              --------------
                                                                                                  22,425,490

Minnesota (1.0%)
------------------------------------------------------------------------------------------------------------
        600,000  North Suburban Hospital Dist. VRDN (Anoka &
                   Ramsey Cnty. Hosp., Hlth. Ctr.), 4.1s, 8/1/14               AA                    600,000
      1,300,000  Rochester Hlth. Care Fac. Rev. Bonds (Olmsted
                   Med. Group), 7 1/2s, 7/1/19                                 BB+/P               1,407,250
                                                                                              --------------
                                                                                                   2,007,250

Missouri (3.4%)
------------------------------------------------------------------------------------------------------------
      4,800,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                   (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                       BB+/P               5,100,000
      1,700,000  MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev.
                   Bonds (Jefferson Memorial Hosp.), 6.8s, 5/15/25             Baa2                1,844,500
                                                                                              --------------
                                                                                                   6,944,500

New Hampshire (1.0%)
------------------------------------------------------------------------------------------------------------
      1,910,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                   (Alice Peck Day Memorial Hosp.), 9 3/8s, 11/1/20            BB+/P               2,127,263

New Jersey (4.6%)
------------------------------------------------------------------------------------------------------------
                 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
      3,600,000  (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                 Aaa                 4,023,000
      5,000,000  (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                       Baa3                5,375,000
                                                                                              --------------
                                                                                                   9,398,000
New York (0.6%)
------------------------------------------------------------------------------------------------------------
      1,245,000  NY State Hsg. Fin. Agcy. VRDN (Special Surgery
                   Hosp. Staff), Ser. A, 3.9s, 11/1/10                         VMIG1               1,245,000

Ohio (1.5%)
------------------------------------------------------------------------------------------------------------
      1,992,799  Holland, Indl. Dev. Mtge. Rev. Bonds (Spring Meadow
                   Extended Care), FHA Insd., 11s, 4/15/13                     A-/P                2,087,238
      1,000,000  Lucas Cnty., Hlth. Fac. VRDN (Lutheran
                   Homes Society), 3.8s, 11/1/19                               A-1+                1,000,000
                                                                                              --------------
                                                                                                   3,087,238

Pennsylvania (11.1%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                   (Divine Providence Hosp.), Ser. B, 8 3/4s, 1/1/14           AAA/P               3,142,620
      2,980,000  College Township, Indl. Dev. Auth. 1st Mtge. Hlth.
                   Fac. Rev. Bonds (Nittany Valley Rehab. Hosp.),
                   7 5/8s, 11/1/07                                             BB/P                3,311,525
      2,000,000  Langhorne Manor Boro Higher Ed. Hlth. Auth.
                   Rev. Bonds (Lower-Bucks Hosp.), 7.35s, 7/1/22               Ba3                 2,120,000
      1,800,000  Lebanon Cnty., Good Samaritan Hosp. Auth. Rev.
                   Bonds, Ser. B, 8 1/4s, 11/1/18                              BBB+                1,968,750
      4,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                   Rev. Bonds (United Hosp.), Ser. B, 8 3/8s, 11/1/11          AAA                 4,385,000
                 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp. Rev.
                   Bonds (Graduate Hlth. Syst.)
      1,285,000    7 1/4s, 7/1/18                                              -Ba2                1,355,675
      1,000,000    Ser. B, 6 1/4s, 7/1/13                                      -Ba2                  998,750
      2,950,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp. IFB,
                   FGIC, 6.5s, 3/4/12                                          Aaa                 2,957,375
      2,450,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac. Rev.
                   Bonds (Rehabilitation Hosp. of York), 7 1/2s, 9/1/07        BB/P                2,639,875
                                                                                              --------------
                                                                                                  22,879,570

South Carolina (1.6%)
------------------------------------------------------------------------------------------------------------
      3,000,000  SC Jobs Econ. Dev. Auth. Econ. Dev. Rev. Bonds
                   (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15          Baa1                3,240,000

Tennessee (0.9%)
------------------------------------------------------------------------------------------------------------
      1,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                   Tenn. Wtr. & Swr. IFB, AMBAC, 8.266s, 1/1/22                Aaa                 1,914,625

Texas (7.4%)
------------------------------------------------------------------------------------------------------------
      3,650,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                   Baptist Hosp.), FSA, 8.987s, 1/3/22                         Aaa                 4,288,750
      5,000,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                   AAA/P               5,818,750
      1,015,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Nancy Travis Memorial Hosp.), 10s, 5/15/13                 B/P                 1,267,481
      1,560,000  Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Woodlands Med. Ctr.), 8.85s, 8/15/14                       A-/P                1,700,400
      2,000,000  North Central TX, Hlth. Fac. Dev. Corp. IFB
                   (Baylor Hlth. Care Syst.), Ser. B, 7.54s, 5/15/08           Aa2                 2,170,000
                                                                                              --------------
                                                                                                  15,245,381

Utah (0.6%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Salt Lake City, Hosp. IFB (IHC Hosps., Inc.),
                   9.667s, 5/15/20                                             Aaa                 1,181,250

Vermont (0.9%)
------------------------------------------------------------------------------------------------------------
      1,870,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                   (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                    BBB                 1,937,788

Virginia (0.6%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                   Ser. C, 9.557s, 8/29/23                                     Aaa                 1,216,250

Washington (1.1%)
------------------------------------------------------------------------------------------------------------
      2,125,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                   (Samaritan Hosp.), 9 1/4s, 9/1/10                           BBB/P               2,350,777

West Virginia (1.1%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                   Ser. A, 7.65s, 11/1/21                                      Baa1                2,190,000
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $190,617,409) ***                                    $  203,747,211
------------------------------------------------------------------------------------------------------------

            * Percentages indicated are based on net assets of $206,310,538.

           ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997, for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
              While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997, Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

          *** The aggregate identified cost on a tax basis is $190,617,409, resulting in gross unrealized appreciation and depreciation of $13,826,153 and $696,351, respectively, or net unrealized appreciation of $13,129,802.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale.
              The total market value of restricted securities held at November 30, 1997, was $9,250,938 or 4.5% of net assets.

              The rates shown on IFBs and IF COPs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at November 30, 1997.

              The fund had the following insurance concentration greater than 10% at November 30, 1997 (as a percentage of net assets):

                 MBIA 10.1%



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1997 (Unaudited)
(aggregate face value $19,877,157)
                                                                            Unrealized
                                 Total      Aggregate Face   Expiration    Appreciation/
                                 Value          Value        Date         (Depreciation)
----------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (short)              $11,561,188     $11,414,969     Dec 97           $(146,219)
U.S. Municipal Index
Futures (long)                 8,559,688       8,462,188     Dec 97              97,500
----------------------------------------------------------------------------------------
                                                                              $ (48,719)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
November 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $190,617,409) (Note 1)                                                $203,747,211
---------------------------------------------------------------------------------------------------
Cash                                                                                        436,293
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            3,526,322
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               75,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            207,784,826

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                  6,906
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,035,444
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                358,056
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   32,274
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                8,441
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,127
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       32,040
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,474,288
---------------------------------------------------------------------------------------------------
Net assets                                                                             $206,310,538

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                               $191,840,293
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                884,387
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                       504,775
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               13,081,083
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $206,310,538

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value per share ($206,310,538 divided by 13,807,168 shares)                        $14.94
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended November 30, 1997 (Unaudited)

Tax exempt interest income:                                                            $ 7,121,894
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           721,678
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             114,431
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           6,068
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,334
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     17,477
--------------------------------------------------------------------------------------------------
Auditing                                                                                    14,218
--------------------------------------------------------------------------------------------------
Legal                                                                                        1,167
--------------------------------------------------------------------------------------------------
Postage                                                                                     15,031
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       12,130
--------------------------------------------------------------------------------------------------
Other                                                                                       13,846
--------------------------------------------------------------------------------------------------
Total expenses                                                                             919,380
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (38,731)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               880,649
--------------------------------------------------------------------------------------------------
Net investment income                                                                    6,241,245
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,992,369
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 3,302,647
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  5,295,016
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $11,536,261
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets
                                                              Six months ended         Year ended
                                                                   November 30             May 31
                                                                          1997*              1997
--------------------------------------------------------------------------------------------------

Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                             $  6,241,245       $ 12,834,287
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              1,992,369            (63,133)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                           3,302,647          5,885,844
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                11,536,261         18,656,998
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                          (6,212,590)       (12,425,187)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                         5,323,671          6,231,811

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                200,986,867        194,755,056
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $884,387 and $855,732, respectively)                    $206,310,538       $200,986,867
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                   13,807,168         13,807,168
--------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                                           For the period
Per-share                        Nov. 30                                                                           June 29, 1992+
operating performance         (Unaudited)                               Year ended May 31                             to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.56           $14.11           $14.13           $14.29           $14.73           $13.89 (c)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .45              .93              .94              .96              .98              .95 (d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .38              .42             (.03)             .03             (.22)             .80
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .83             1.35              .91              .99              .76             1.75
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.45)            (.90)            (.93)           (1.01)           (1.01)            (.84)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --             (.14)            (.19)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.45)            (.90)            (.93)           (1.15)           (1.20)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $14.94           $14.56           $14.11           $14.13           $14.29           $14.73
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                    $14.563          $14.125          $13.500          $13.375          $14.375          $14.625
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)              6.31 *          11.68             8.74             1.20             6.46             3.75 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $206,311         $200,987         $194,755         $195,079         $197,326         $203,408
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .45 *            .90              .92              .90              .91              .49 (d)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.05 *           6.45             6.62             6.85             6.58             6.71 (d)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              9.61 *           7.92            44.68            39.44            36.92            69.11 *
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended
    May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Represents initial net asset value of $13.95 less offering expenses of approximately $0.06.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.05 per share.




Notes to financial statements
November 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined following procedures approved by the Trustees and such valuations and procedures as reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1997, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $536,000 available to offset future net capital gain, if any, which will expire on May 31, 2004.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of: 0.70% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1997, fund expenses were reduced by $38,731 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $531 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $19,000,965 and $19,265,302, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Results of December 4, 1997 shareholder meeting

An annual meeting of shareholders of the fund was held on December 4, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                            Abstentions
                                                 Votes       and Broker
                                  Votes for     withheld     Non-Votes

Jameson Adkins Baxter            12,911,507     146,339        3,500

Hans H. Estin                    12,906,744     154,602            0

John A. Hill                     12,910,479     147,367        3,500

R.J. Jackson                     12,909,135     149,461        2,750

Elizabeth T. Kennan              12,911,121     146,725        3,500

Lawrence J. Lasser               12,912,074     145,772        3,500

Robert E. Patterson              12,907,330     150,516        3,500

Donald S. Perkins                12,899,035     162,311            0

William F. Pounds                12,904,116     153,730        3,500

George Putnam                    12,906,193     151,653        3,500

George Putnam, III               12,913,899     143,947        3,500

A.J.C. Smith                     12,902,719     155,127        3,500

W.T. Stephens                    12,909,484     148,862        3,000

W. Nicholas Thorndike            12,909,588     151,758            0


A proposal to ratify the selection of Price Waterhouse LLP as the independent auditors of your fund was approved as follows: 12,870,837 votes for and 56,123 votes against with 134,386 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Triet Nguyen
Vice President and Fund Manager

Blake E. Anderson
Vice President

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36871   1/98